InterActiveCorp Retirement Savings Plan

(formerly USA Interactive Retirement Savings Plan)

Exhibit 99:
Certification of Annual Report on Form 11-K

I, Karla Packer, Vice President, Human Resources of InterActiveCorp, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1)                                  the Annual Report on Form 11-K of the InterActiveCorp Retirement Savings Plan (formerly the USA Interactive Retirement Savings Plan) (the “Plan”) for the annual period ended December 31, 2003 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Dated: June 28, 2004

/s/ KARLA PACKER
Karla Packer
Vice President, Human Resources InterActiveCorp